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                                                                     EXHIBIT 4.1


                    SPECIMEN COMMON STOCK CERTIFICATE (FRONT)
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      Number                                                        Shares

---------------------                                         ------------------

Common Stock

                       BIOMED RESEARCH TECHNOLOGIES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                      CUSIP
                                ----------------
                                 SEE REVERSE FOR
                               CERTAIN DEFINITIONS

THIS CERTIFIES THAT


                                    SPECIMEN

is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001 PER SHARE, OF

BIOMED RESEARCH TECHNOLOGIES, INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


         Dated:

                                 CORPORATE SEAL





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         SPECIMEN                                          SPECIMEN

/s/      Signature                                 /s/     Signature
------------------------------                     -----------------------------
         Secretary                                         President

COUNTERSIGNED:
MANHATTAN STOCK TRANSFER

Transfer Agent a Registrar Authorized Signature



                   SPECIMEN COMMON STOCK CERTIFICATE (REVERSE)
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                       BIOMED RESEARCH TECHNOLOGIES, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                   UNIF GIFT MIN ACT--
                                                  ____________Custodian_________
                                                  (cust)         (Minor)
TEN ENT --   as tenants by the entireties         under Uniform Gifts to Minors
JT ENT --    as joint tenants with right of       Act___________________________
             survivorship and not as tenant                  (State)
             in common

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED,_______________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER


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IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE
OF ASSIGNEE)

                                                                          Shares
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of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint


                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------------




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                  NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH
                  THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                           -----------------------------------------------------
                           THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.


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